DEFINITIVE SCHEDULE 14A

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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AMIWORLD, INC.

(Name of Registrant as Specified in Its Charter)

_______________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMIWORLD, INC.

(a Nevada corporation)

Notice of Annual Shareholder Meeting

and

Proxy Statement

AMIWORLD, INC.

60 E. 42nd Street, Suite 1225

New York, NY 10165

May __, 2008

To our Stockholders:

On behalf of our Board of Directors, I cordially invite you to attend our 2008 Annual Meeting of Stockholders. This meeting will be held at the Grand Hyatt New York, Room 2400, 109 East 42nd Street, New York, NY 10017, on Friday, June 20, 2008, at 1:00 p.m., local time. During the meeting, we will discuss the items of business described in the accompanying Notice of Annual Meeting and Proxy Statement, update you on important developments in our business and respond to any questions that you may have about us.

Information about the matters to be acted upon at the meeting is contained in the accompanying Notice of Annual Meeting and Proxy Statement. Also enclosed with this Proxy Statement are your proxy card instructions for voting. You are being asked to elect directors, ratify the appointment of our auditors and conduct any other business properly raised at the meeting or any adjournments or postponements thereof.

Your vote is very important. Please take a moment now to cast your vote whether or not you plan to attend the meeting by completing, signing, dating and returning the enclosed proxy using the enclosed self-addressed, stamped envelope. You may still vote in person at the meeting, even if you return a proxy.

I look forward to seeing you at the meeting.

Yours truly,

Mamoru Saito
Chief Executive Officer

(i)

AMIWORLD, INC.

60 E. 42nd Street, Suite 1225

New York, NY 10165

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD FRIDAY, JUNE 20, 2008

To the Shareholders of AMIWORLD, INC.:

Pursuant to the Company’s Bylaws, please take notice that an Annual Meeting of Shareholders of Amiworld, Inc. will be held at the Grand Hyatt New York, Room 2400, 109 East 42nd Street, New York, NY 10017 on Friday, June 20, 2008, at 1:00 p.m. local time and vote on the following matters:

1.	To elect the following persons as directors of the Company: Mamoru Saito, Takahito Sakagami, Yuji Adachi, Ingrely Veitia, Felipe Venicio Rodriguez Wittgreen and Orlando Jose Sosa Padron;

2.

To ratify the appointment of Ronald R. Chadwick, P.C. as the Company’s independent registered public accountant to audit the Company’s financial books and records for its fiscal year ending December 31, 2008; and

3.       To transact such other business as may properly come before the meeting or any adjournment thereof.

April 30, 2008, has been fixed as the record date of the shareholders entitled to vote at the meeting and only holders of shares of Common Stock of record at the close of business on that day will be entitled to vote. The stock transfer books will not be closed.

All shareholders are cordially invited to attend the meeting. To insure your representation at the meeting, please complete and promptly mail your proxy, which is solicited by the Board of Directors, in the return envelope provided. This will not prevent you from voting in person, should you so desire, but will help to secure a quorum and avoid added solicitation costs.

By Order of the Board of Directors

Mamoru Saito, Chief Executive Officer

Dated: May __, 2008

PLEASE DATE AND SIGN THE ACCOMPANYING PROXY CARD

AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE.

(ii)

Amiworld, Inc.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

To Be Held June 20, 2008

This Proxy Statement is furnished in conjunction with the solicitation of proxies by the Board of Directors of Amiworld, Inc., a Nevada corporation (the “Company”), to be used at the Company’s Annual Meeting of Shareholders (the “Meeting”) to be held on Friday, June 20, 2008, at 1:00 p.m. at the Grand Hyatt New York, Room 2400, 109 East 42nd Street, New York, NY 10017, and at any adjournments or postponements thereof.

The questions and answers set forth below provide general information regarding this Proxy Statement and the Meeting.

What will stockholders be voting on at the Meeting?

1.	To elect six directors to hold office until the annual meeting of stockholders to be held in 2009;

2.	To ratify the appointment of Ronald R. Chadwick, P.C. as our independent registered public accounting firm for the year ending December 31, 2008; and

3.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Who is entitled to vote at the Meeting and how many votes do they have?

Common stockholders of record at the close of business on the Record Date, April 30, 2008, may vote at the Meeting. Each share of Common Stock has one vote. There were 21,808,110 shares of Common Stock outstanding on the Record Date.

What percentage of our Common Stock do the directors and executive officers own?

Our Board of Directors own 69.4% of our issued and outstanding shares of Common Stock in the aggregate, including 66.6% owned by Mamoru Saito, our CEO and Chairman. Mr. Saito has indicated that he intends to vote in favor of the Proposals to be submitted to our shareholders. Therefore, if he does vote in favor of each Proposal, the adoption of each of the Proposals is assured.

How do I vote?

You must be present, or represented by proxy, at the Meeting in order to vote your shares. Even if you plan to attend the Meeting, we encourage you to vote your shares by proxy. Since we expect that many of our common stockholders will be unable to attend the Meeting in person, we send proxy cards to all of our common stockholders to enable them to vote.

What is a proxy?

A proxy is a person you appoint to vote on your behalf. If you complete and return the enclosed proxy card, your shares will be voted in accordance with your instructions by the proxies identified on the proxy card.

By completing and returning this proxy card, who am I designating as my proxy?

You will be designating Mamoru Saito, our Chief Executive Officer as your proxy. He may act on your behalf and will have the authority to appoint a substitute to act as proxy.

How will my proxy vote my shares?

Your proxy will vote according to the instructions on your proxy card.

We do not intend to bring any other matter for a vote at the Meeting, and we do not know of anyone else who intends to do so. However, your proxies are authorized to vote on your behalf, in their discretion, on any other business that properly comes before the Meeting or any adjournments or postponements thereof.

How do I vote using my proxy card?

Simply complete, sign and date the enclosed proxy card and return it in the postage-paid, self-addressed envelope provided.

How do I change or revoke my proxy?

You may change or revoke your proxy at any time before your shares are voted at the Meeting by:

•	executing and delivering another later dated proxy card;

•	notifying the Company’s Corporate Secretary, in writing at 60 E. 42nd Street, Suite 1225, New York, NY 10165 that you are changing or revoking your proxy; or

•	attending and voting by ballot in person at the Meeting.

Attendance at the Meeting will not itself revoke a proxy. All signed proxies that have not been revoked will be voted at the Meeting. If your proxy contains any specific instructions, they will be followed.

Who will count the votes?

An inspector of election designated by the Board will count the votes.

What constitutes a quorum?

A quorum, which is necessary to conduct business at the Meeting, constitutes a majority of the outstanding shares of our Common Stock entitled to be cast at the Meeting, present in person or represented by proxy. If you sign and return your proxy card, your shares will be counted in determining the presence of a quorum, even if you withhold your vote or abstain from voting. If a quorum is not present at the Meeting, the Chairman of the Meeting or the stockholders present in person or by proxy may adjourn the Meeting to a date not more than 120 days after the Record Date, until a quorum is present.

What are my voting choices when voting on director nominees, and what vote is needed to elect directors?

When voting on the election of director nominees to serve until the 2009 Annual Meeting of Stockholders and until their successors are elected, you may:

•	vote in favor of all nominees;

•	withhold votes as to all nominees; or

•	withhold votes as to one or more specific nominees.

A nominee is elected to the Board if a plurality of votes cast in the election of directors is cast “for” the nominee. Any votes withheld will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of the proposal. In the event that any nominee for director is unavailable for election, the Board may either reduce the number of directors or choose a substitute nominee. If the Board chooses a substitute nominee, the shares represented by a proxy will be voted for the substitute nominee, unless other instructions are given in the proxy.

The Board recommends that the stockholders vote “FOR” all of the nominees.

What are my voting choices when voting on the ratification of the appointment of Ronald R. Chadwick, P.C. as our independent registered public accounting firm?

When voting on the ratification of the appointment of Ronald R. Chadwick, P.C. as our independent registered public accounting firm, you may:

•	vote in favor of the ratification;

•	vote against the ratification; or

•	abstain from voting.

The affirmative vote of a majority of the votes cast is required for approval of the ratification of Ronald R. Chadwick, P.C. Abstentions will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of the proposal.

The Board recommends that the stockholders vote “FOR” the ratification of Ronald R. Chadwick, P.C.

What if I do not specify a choice for a matter when returning a proxy?

If you sign your proxy but do not give voting instructions, the individuals named as proxy holders on the proxy card will vote “FOR” the election of all nominees, “FOR” the ratification of Ronald R. Chadwick, P.C., and in their discretion on any other matters that may properly come before the Meeting.

Will my shares be voted if I do not provide my proxy or vote at the Meeting?

If you do not provide your proxy or vote at the Meeting and you are a stockholder whose shares of Common Stock are registered directly in your name with our transfer agent (Corporate Stock Transfer, Inc.), your shares of Common Stock will not be voted.

If you do not provide your proxy or vote at the Meeting and you are a stockholder whose shares of Common Stock are held in street name with a bank, brokerage firm or other nominee (i.e., in “street name”), your nominee may vote your shares in its discretion on the proposal to elect directors and the proposal to ratify Ronald R. Chadwick, P.C. The election of directors and the ratification of our independent registered public accounting firm are “routine matters” on which nominees are permitted to vote on behalf of their clients if no voting instructions are furnished.

Who is soliciting my proxy, how is it being solicited and who pays the cost?

The Board is soliciting your proxy for the Meeting. The solicitation process is being conducted primarily by mail. However, proxies may also be solicited in person, by telephone or facsimile. We pay the cost of soliciting proxies and may use employees to solicit proxies and also reimburse stockbrokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the owners of our Common Stock.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means you have multiple accounts with our transfer agent, and to vote all your shares you will need to sign and return all proxy cards.

May stockholders ask questions at the Meeting?

Yes. At the end of the Meeting, our representatives will answer questions from stockholders.

PRINCIPAL SHAREHOLDERS

The following table sets forth certain information regarding the ownership of Common Stock as of April 30, 2008, by (i) each of our directors, (ii) each of our executive officers, and (iii) all of our directors and executive officers as a group. Unless otherwise indicated, all shares are owned directly and the indicated person has sole voting and investment power. Included in the table are shares of our Common Stock that underlie outstanding options that may be exercised over the next year.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Common	Mamoru Saito (1) 60 E. 42nd Street, Suite 1225 New York, NY 10165	14,521,210(2)	66.6%

Common	Takahito Sakagami (1) 60 E. 42nd Street, Suite 1225 New York, NY 10165	125,100(3)	*

Common	Yuji Adachi (1) 6991 Frederick Ave. Burnaby, BC V5J 3X8 Canada	488,000	2.2%
Common	All Officers and Directors as a Group (6 persons)	15,134,310(2)	69.4%

__________________

*	Less than 1%

(1)	Officer and/or Director of our Company.

(2)

Includes 12,391,566 shares owned in the name of JASB of New York Corp. a New York corporation, 743,999 shares owned in the name of EBOA, Inc., a New York corporation, 730,000 shares owned by Atlantic Amuru Corp. a New York corporation, and 405,635 shares owned by BO Atlantic, a New York corporation, each an entity that Mr. Saito controls.

(3)	Includes 100 shares of common stock owned by Mr. Sakagami’s wife. Does not include an aggregate of 200 shares owned by Mr. Sakagami’s emancipated sons. He disclaims ownership of these 200 shares.

BOARD OF DIRECTORS

The primary responsibility of the Board is to foster the long-term success of the Company consistent with its fiduciary duty to the stockholders. The Board has responsibility for establishing broad corporate policies, setting strategic direction, and overseeing management, which is responsible for the day-to-day operations of the Company. In fulfilling this role, each director must act in good faith in a manner he reasonably believes to be in the best interests of the Company with the care an ordinarily prudent person in a like position would use under similar circumstances. The directors are regularly kept informed about our business at meetings of the Board and its

Committees and through supplemental reports and communications. The responsibilities of the Board’s standing Committees are addressed separately in this Proxy Statement.

The Board held one meeting in 2007 and took action by consent pursuant to the laws of the State of Nevada on nine occasions. Directors are expected to attend Board meetings, the Annual Meeting of Stockholders and meetings of the Committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. During 2007, each nominee for director attended more than 75% of the aggregate number of meetings of the Board and all Committees on which they served, except for Messrs. Wittgreen and Padron, who were appointed as directors of our Company in April 2008.

COMMUNICATIONS WITH THE BOARD

Stockholders and other interested parties who wish to communicate with the Board may do so by writing to:

Mamoru Saito
Chairman of the Board of Directors
Amiworld, Inc.
60 E. 42nd Street, Suite 1225
New York, NY 10165

Our Audit Committee has also adopted a whistle-blower policy to allow employees, stockholders and other interested persons to communicate directly with our Audit Committee, including reporting complaints relating to accounting, internal accounting controls, or auditing matters. Communications should be addressed to:

Mr. Yuji Adachi
Chairman of the Audit Committee
Amiworld, Inc.
60 E. 42nd Street, Suite 1225
New York, NY 10165

Any communications may be made on an anonymous or confidential basis, but should contain sufficiently specific information to permit the Audit Committee or Board to pursue the matter.

COMMITTEES OF THE BOARD

The Board has established various Committees of the Board to assist it with the performance of its responsibilities. These Committees and their members are listed below. The Board designates the members of these Committees and the Committee Chairs annually at its organizational meeting following the Annual Meeting of Stockholders, based on the recommendation of the Nominating and Corporate Governance Committee. The Board has adopted written charters for each of these Committees which can be found at the investor relations section of the Company’s website at www.amiworld.com . Copies are also available in print to any stockholder upon written request to Amiworld, Inc., 60 E. 42nd Street, Suite 1225, New York, NY 10165, Attention: Corporate Secretary. The Chair of each Committee develops the agenda for that Committee and determines the frequency and length of Committee meetings.

Audit Committee

Our Board has established an Audit Committee, which is composed of three independent directors, Messrs. Yuji Adachi (Chairman), Felipe Venicio Rodriguez Wittgreen and Orlando Jose Sosa Padron. The Committee’s primary duties are to:

•

review and discuss with management and our independent auditor our annual and quarterly financial statements and related disclosures, including disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the results of the independent auditor’s audit or review, as the case may be;

•	review our financial reporting processes and internal control over financial reporting systems and the performance, generally, of our internal audit function;

•

oversee the audit and other services of our independent registered public accounting firm and be directly responsible for the appointment, independence, qualifications, compensation and oversight of the independent registered public accounting firm, which reports directly to the Audit Committee;

•	provide an open means of communication among our independent registered public accounting firm, management, our internal auditing function and our Board;

•	review any disagreements between our management and the independent registered public accounting firm regarding our financial reporting;

•	prepare the Audit Committee report for inclusion in our proxy statement for our annual stockholder meetings; and

•	establish procedures for complaints received regarding our accounting, internal accounting control and auditing matters.

Our Audit Committee charter also mandates that our Audit Committee approve all audit and permissible non-audit services conducted by our independent registered public accounting firm. The Audit Committee was established in 2008 after the appointment of our independent directors and as a result, did not meet in 2007.

Audit Committee Matters.

The functions of the Audit Committee are more fully described under “Report of the Audit Committee” below. Upon the recommendation of the Nominating and Governance Committee, the Board has determined that each of our Audit Committee members are independent of management and free of any relationships that, in the opinion of the Board, would interfere with the exercise of independent judgment and are independent, as that term is defined under the enhanced independence standards for audit committee members in the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder.

The Board has determined that Messrs. Wittgreen and Padron are “audit committee financial experts,” as that term is defined in the rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. The Board has further determined that each of the members of the Audit Committee is financially literate and that at least one member of the Committee has accounting or related financial management expertise, as such terms are interpreted by the Board in its business judgment.

Audit Committee Pre-Approval Policies.

The Audit Committee must pre-approve all services rendered by the Company’s independent registered public accounting firm. The Audit Committee has delegated to its Chairman the authority to grant any pre-approvals in between scheduled meetings. Any decision to grant pre-approval is presented to the full Audit Committee at its next scheduled meeting.

Compensation Committee

Our Board has established a Compensation Committee, which is composed of three members (two of whom are independent directors as defined under the general independence standards of the NYSE listing standards and our Corporate Governance Guidelines) Messrs. Mamoru Saito (Chairman), Yuji Adachi and Orlando Jose Sosa Padron. In addition, other than Mr. Saito, the Committee members are “non-employee directors” (within the meaning of Rule 16b-3 of the Exchange Act) and “outside directors” (within the meaning of Section 162(m) of the Internal Revenue Code). The Committee’s primary duties are to:

•	approve corporate goals and objectives relevant to executive officer compensation and evaluate executive officer performance in light of those goals and objectives;

•	determine and approve executive officer compensation, including base salary and incentive awards;

•	make recommendations to the Board regarding compensation plans;

•	administer our stock plan; and

•	prepare a report on executive compensation for inclusion in our proxy statement for our annual stockholder meetings.

Our Compensation Committee determines and approves all elements of executive officer compensation. It also provides recommendations to the full Board of Directors with respect to non-employee director compensation. The Compensation Committee may not delegate its authority to any other person, although it may delegate its authority to a subcommittee.

The Compensation Committee was established in 2008 after the appointment of our independent directors and as a result, did not meet in 2007.

Governance Committee

Our Board has also established a Governance Committee. The Corporate Governance Committee consists of Messrs. Mamoru Saito (Chairman), Takahito Sakagami and Yuji Adachi. The Committee’s primary duties are to:

•	recruit new directors, consider director nominees recommended by stockholders and others and recommend nominees for election as directors;

•	review the size and composition of our Board and its Committees;

•	oversee the evaluation of the Board;

•	recommend actions to increase the Board’s effectiveness; and

•	develop, recommend and oversee our corporate governance principles, including our Code of Business Conduct and Ethics and our Corporate Governance Guidelines.

The Corporate Governance Committee was established in 2008 after the appointment of our independent directors and as a result, did not meet in 2007.

Nominating Committee

The Nominating Committee consists of Messrs. Mamoru Saito (Chairman), Takahito Sakagami and Yuji Adachi. This Committee assists the Board of Directors in identifying prospective director nominees and approves director nominees for the next annual meeting of stockholders.

The Nominating Committee was established in 2008 after the appointment of our independent directors and as a result, did not meet in 2007.

We recommend that stockholders review the charters for the Audit Committee, the Compensation Committee, the Nominating Committee and Governance Committee available at our website at www.amiworld.com for a full description of the respective Committee’s responsibilities. Charters are also available in print, as noted above.

Code of Business Conduct and Ethics

Our Code of Business Conduct and Ethics applies to all of our officers, employees and directors, including our Chief Executive Officer and Chief Financial Officer. We have always conducted our business in accordance with the highest standards of conduct. Full compliance with the letter and spirit of the laws applicable to our businesses is fundamental to us. Equally important are equitable conduct and fairness in our business operations and in our dealings with others. Our Code of Business Conduct and Ethics reflects the foregoing principles.

We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K relating to amendments to or waivers from any provision of the Code of Business Conduct and Ethics applicable to our Chief Executive Officer and Chief Financial Officer by posting such information on our website at www.amiworld.com .

Corporate Governance Guidelines

The Board has also adopted a set of Corporate Governance Guidelines that reflect our governance principles and our commitment to maintaining high corporate governance standards.

The Corporate Governance Committee is responsible for periodically reviewing the Corporate Governance Guidelines and the Code of Business Conduct and Ethics and for considering, as necessary, making recommendations on governance issues that should be addressed by the Board.

PROPOSAL 1—ELECTION OF DIRECTORS

In accordance with our Articles of Incorporation, as amended, each member of our Board is elected annually.

All of the nominees for director are directors presently. Our Nominating Committee did not receive any recommendations of director candidates from any stockholder or group of stockholders during 2007. We did not utilize any third-party search firms to assist in identifying potential director candidates during 2007. The Board, upon the recommendation of the Nominating Committee, has affirmatively determined that each of the following nominees for director is independent within our Corporate Governance Guidelines: Messrs. Felipe Venicio Rodriguez Wittgreen and Orlando Jose Sosa Padron.

The Nominating Committee is responsible for reviewing with the Board, the requisite skills and characteristics of new Board members as well as the composition of the Board as a whole. This assessment includes members’ qualification as independent, as well as consideration of diversity, age, skills and experience in the context of the Board’s needs. Nominees for directorships are selected by the Nominating Committee and recommended to the Board in accordance with the policies and principles in its charter. The Nominating Committee does not distinguish between nominees recommended by stockholders and other nominees. Stockholders wishing to suggest candidates to the Nominating Committee for consideration as directors must submit a written notice to the Company’s Corporate Secretary, who will provide it to the Nominating Committee. Our Bylaws set forth the procedures a stockholder must follow to nominate directors. These procedures are summarized in this Proxy Statement under the caption “STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING OF STOCKHOLDERS.”

The following table sets forth the name and the position(s) currently held by each person nominated as a director:

Name	Age	Position

Mamoru Saito	62	Chairman of the Board, Chief Executive Officer, Secretary

Takahito Sakagami	50	President, Director

Ingrely Veitia	38	Chief Financial Officer,Treasurer, Director

Yuji Adachi	56	Director

Felipe Venicio Rodriguez Wittgreen	43	Director

Orlando Jose Sosa Padron	57	Director

Each of these directors, if reelected, will serve as director until the Annual Meeting of Stockholders held in 2009 and the election and qualification of the director’s respective successor or until the director’s earlier death, removal or resignation.

All nominees have consented to be named, and have agreed to serve if elected. Although it is not anticipated that any of the persons named above will be unable or unwilling to stand for reelection, a proxy, in the event of such occurrence, may be voted for a substitute nominee to be designated by the Board, or, as an alternative, the Board may reduce the number of directors to be elected at the Meeting or leave the position(s) vacant.

The following is a biographical summary of the business experience of our current Directors, each of whom is nominated to serve as a director of our Company for an additional one year term:

Mamoru Saitohas been our Chief Executive Officer, Secretary and Directorsince our inception in November 2006. Prior, since November 1998, he held similar positions with our predecessor, Amiworld, Inc., a New York corporation (“Amiworld – NY”), which merged into our Company in March 2007 in order to affect a reincorporation in the State of Nevada. Mr. Saito manages overall operations of our Company and coordinates and oversees all key decisions. Since 1980, Mr. Saito has coordinated numerous investments in the United States on behalf of high net worth Japanese nationals. Since 1988, Mr. Saito has been an active investor in the United States and has expanded his enterprise to include operations in Japan, the United States, Canada, Venezuela, Colombia, the Caribbean, and Europe. Mr. Saito commutes between New York, Venezuela, Colombia, Panama, and Japan. He is also the President and principal shareholder JASB of New York Corp., a privately held New York corporation that holds various interests in a variety of companies. Mr. Saito is a 1968 graduate of Tohoku Gakuin University with a degree in Economics. Mr. Saito devotes, on the average, approximately forty hours per week to our business,

Takahito Sakagamibecame ourPresident and a Director in March 2007 upon the closing of the Merger with Amiworld – NY. Mr. Sakagami manages our daily operations and our marketing division. Prior, from November 1998 through March 2007, he was President of Amiworld – NY. In addition, since July 1994, Mr. Sakagami has been President of JASB of New York Corp., a privately held New York corporation that is also one of our principal shareholders. He has extensive international and domestic business experience. In 1985, Mr. Sakagami formed Amuru 21, a private Japanese company. He merged his company with Mr. Saito’s group of companies in 1994. During 1995, Mr. Saito and Mr. Sakagami worked together on a successful venture to import apparel from the United States into Japan. During 2005, Mr. Sakagami was placed in charge of all marketing activities of Amiworld – NY. Throughout the years this role was expanded and Mr. Sakagami is now the COO for all of Mr. Saito’s companies where his responsibilities include almost all aspects of day-to-day operations. He devotes substantially all of his business time to our affairs.

Ingrely Veitia became our Chief Financial Officer, Treasurer and a Director in March 2007 upon the closing of the Merger with Amiworld – NY. She currently manages the development of our Colombian biodiesel facility and will be responsible for legal matters and negotiations related to the development of our Colombian biodiesel project. In addition, since 1996, she has been employed by JASB of New York Corp. as a manager responsible for project development and oversight of day-to-day operations. JASB is a privately held holding company with principal interests including Z International New York, Inc., a privately held coffee and chocolate distribution company. From 1996 through the present, she has been employed by Mr. Saito’s affiliated companies where she was primarily responsible for developing the group’s signature brand of coffees and chocolate business. Ms. Veitia graduated from Santa Marta University in Caracas, Venezuela in 1994 and obtained a degree in law from that University in 2001. She devotes substantially all of her business time to our affairs.

Yuji Adachiwas appointed as a Director of our Company in March 2007 upon the closing of the Merger with Amiworld – NY. Prior, from November 1998 until March 2007, he was a director of Amiworld – NY. In addition, since April 1992, he has been employed by Adachi Enterprises in Burnaby, British Colombia, Canada, a driving school. He graduated in 1974 from the Kyoto University of Foreign Language. He devotes only such time as necessary to our business.

Felipe Venicio Rodriguez Wittgreenwas appointed as a Director of our Company in March 2008. In addition to his position with our Company, since July 2006 he has been the General Manager and principal of Madertec Investment Financial Advisor Group, F.R, located in the Republic of Panama, a privately held company engaged in owning and operating a chain of shoe and clothing stores. Prior, from June 2003 through July 2006, he was the manager of retail and corporate banking for Universal Bank, Republic of Panama. Mr. Wittgreen received a Bachelor of Science degree in Administration/Finance in 1987 from Wright State University, Dayton, Ohio. He devotes only such time as necessary to our business.

Orlando Jose Sosa Padron was appointed as a Director of our Company in March 2008. Mr. Padron retired in July 2003 from his position as General Manager and Managing Director of PDV Brasil Combustiveis e Lubrificantes, Rio de Janeiro, Brasil, a Venezuela state owned held company engaged in oil and oil refining. He had held these positions since August 2000.

COMPENSATION OF DIRECTORS

During our fiscal year ended December 31, 2007, our directors were not compensated for their services. Effective March 1, 2008, our Board of Directors adopted a policy to compensate our Directors. Each of our Directors shall receive $1,000 per month plus reimbursement for out of pocket expenses, beginning in March 2008.

We also reimburse reasonable travel expenses of non-employee directors incurred in connection with their Board and Committee meeting attendance.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR

EACH OF THE NOMINEES NAMED IN PROPOSAL 1.

OUR EXECUTIVE OFFICERS

The following individuals currently serve as our executive officers. Ages are as of December 31, 2007.

Name	Age	Position

Mamoru Saito	62	Chief Executive Officer, Secretary

Takahito Sakagami	50	President

Ingrely Veitia	38	Chief Financial Officer, Treasurer

Biographical information for the aforesaid persons are contained above under the heading “PROPOSAL I — ELECTION OF DIRECTORS.”

EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation SK with management of the Company. Based on this review, the Compensation Committee recommended to the Company’s Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by:

Compensation Committee

Mamoru Saito (Chairman)
Yuji Adachi
Orlando Jose Sosa Padron

April 30, 2008

The information contained in the report above shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

COMPENSATION DISCUSSION AND ANALYSIS

We have a Compensation Committee comprised of three directors, including Messrs. Mamoru Saito (Chairman), Yuji Adachi and Orlando Jose Sosa Padron. Messrs. Adachi and Padron are independent directors. Under our Compensation Committee charter, our Compensation Committee determines and approves all elements of executive officer compensation. To date, none of our executive officers have received any compensation and it is not expected that this will change in the foreseeable future.

The Compensation Committee’s primary objectives in determining executive officer compensation are:

•	developing an overall compensation package that is at market levels and thus fosters executive officer retention; and

•	aligning the interests of our executive officers with our stockholders by linking a significant portion of the compensation package to performance.

SUMMARY COMPENSATION TABLE

During our fiscal years ended December 31, 2007, 2006 and 2005, no executive officer received any compensation. It is not anticipated that any of our executive officers will receive material compensation in the foreseeable future. Following is a table containing the aggregate compensation paid to our Chief Executive Officer and all other officers who received aggregate compensation exceeding $100,000 during our fiscal year ended December 31, 2007:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation	Non-qualified Deferred Compensation Earnings	All Other Compensation ($)	Total Compensation ($)
Mamoru Saito, CEO and Secretary	2007	$0	$0	0	$0	$0	$0	0	$0
	2006	$0	$0	0	$0	$0	$0	0	$0
	2005	$0	$0	0	$0	$0	$0	0	$0

EMPLOYMENT AGREEMENTS

None of our executive officers is party to an employment agreement with us.

STOCK PLAN

In October 2007, our Board of Directors and a majority of our shareholders approved by consent our “2007 Stock Option Plan” (the “Plan”). This Plan provides for the grant of incentive and non-qualified stock options that may be issued to key employees, non-employee directors, independent contractors and others, and we originally reserved 1,500,000 shares of our Common Stock for issuance under the Plan. In April, 2008, the number of shares reserved under the Plan was increased to 3,000,000 shares. The options are to be granted for a term of not more than ten (10) years, except the term is five (5) years for options granted to any person who is a “control person,” as defined under the Securities Act of 1933, as amended, and other terms and conditions that are usual and customary.

Attached hereto as Exhibit “A” is a list of all of the options that have been issued to date. Each Non-Qualified option may be exercised at a price of $1.00 per share, except those issued to members of management, which may be exercised at a price of $110 per share.. All of these options were issued in January 2008, prior to the application for listing of our Common Stock being approved. The price of each option was based upon the most recent issuance price prior to such grant. The number of shares subject to option by each option holder is indicated on Exhibit “A” and are presented on a post forward split basis.

The purpose of the Plan is to aid us in retaining the services of executive and key employees and in attracting new management personnel when needed for future operations and growth, and to offer such personnel additional incentive to put forth maximum efforts for the success of our business and opportunities to obtain or increase proprietary interest and, thereby, to have an opportunity to share in our success.

THE AUDIT COMMITTEE

Report of the Audit Committee

In accordance with our Audit Committee Charter, our Audit Committee oversees our financial reporting process on behalf of our Board. Management has the primary responsibility for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles, internal control over financial reporting, and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Audit Committee’s responsibility is to monitor and oversee these processes. In fulfilling its oversight responsibilities, our Audit Committee reviewed and discussed the audited financial statements in the Annual Report on Form 10-KSB for the year ended December 31, 2007, with management, including a discussion of the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

Our Audit Committee reviewed with the independent registered public accounting firm, which is responsible for auditing our financial statements and for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, the firm’s judgments as to the quality of our accounting principles and such other matters as are required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

In addition, our Audit Committee received the written disclosures and the letter from our independent registered public accounting firm required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, discussed with our independent registered public accounting firm the firm’s independence from both management and our Company, and considered the compatibility of our independent registered public accounting firm’s provision of non-audit services to our company with its independence.

In reliance on the reviews and discussions referred to above, but subject to the limitations on the role and responsibility of our Audit Committee referred to below, our Audit Committee recommended to our Board that (and our Board has approved) the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2007, for filing with the Securities and Exchange Commission.

None of the members of our Audit Committee are professional accountants. Committee members rely on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, our Audit Committee serves an oversight role and does not in itself determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control over financial reporting and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our Audit Committee’s considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States), that the financial statements are presented in accordance with United States generally accepted accounting principles, or that Ronald R. Chadwick, P.C. is in fact “independent.”

Submitted by:

Audit Committee

Yuji Adachi (Chairman)
Felipe Venicio Rodriguez Wittgreen
Orlando Jose Sosa Padron

April 30, 2007

The information contained in the report above shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

PROPOSAL 2—RATIFICATION OF RONALD R. CHADWICK, P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed Ronald R. Chadwick, P.C. as our independent registered public accounting firm for the year ending December 31, 2008. A representative of Ronald R. Chadwick, P.C. is expected to be present at the Meeting, will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Stockholder ratification of the appointment of our independent registered public accounting firm is not required by our bylaws or otherwise. However, our Board is submitting the appointment of Ronald R. Chadwick, P.C. to the stockholders for ratification as a matter of what it considers to be good corporate practice. Even if the appointment is ratified, our Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board determines that such a change would be in our and our the stockholders’ best interests.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR

THE RATIFICATION OF RONALD R. CHADWICK, P.C.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The following table presents fees for professional audit services rendered by Ronald R. Chadwick, P.C. for the year ended December 31, 2007 and 2006.

	December 31, 2007	December 31, 2006
Audit Fees	$26,900	$5,000
Audit Related Fees	1,176	—
Tax Fees	—	—
All Other Fees
Total	$28,076	$5,000

Audit Fees. Consist of amounts billed for professional services rendered for the audit of our annual consolidated financial statements included in our Annual Reports on Forms 10-KSB, and reviews of our interim consolidated financial statements included in our Quarterly Reports on Forms 10-QSB, and our Registration Statement on Form SB-2, including amendments thereto.

Tax Fees. Consists of amounts billed for professional services rendered for tax return preparation, tax planning and tax advice.

All Other Fees. Consists of amounts billed for services other than those noted above.

Our Audit Committee is responsible for approving all audit, audit-related, tax and other services. The Audit Committee pre-approves all auditing services and permitted non-audit services, including all fees and terms to be performed for us by our independent auditor at the beginning of the fiscal year. Non-audit services are reviewed and pre-approved by project at the beginning of the fiscal year. Any additional non-audit services contemplated by the Company after the beginning of the fiscal year are submitted to the Audit Committee Chairman for pre-approval prior to engaging the independent auditor for such services. Such interim pre-approvals are reviewed with the full Audit Committee at its next meeting for ratification.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

RELATED PARTY TRANSACTIONS

Our headquarters are located at 60 E. 42nd Street, Suite 1225, New York, New York 10165, telephone (212) 557-0223. This space consists of approximately 543 square feet of executive office space and is subleased pursuant to a verbal agreement on a month-to-month basis from a company owned by Mr. Saito, our Chief Executive Officer, at a monthly rental rate of $3,592. We also pay for utilities on this space, which varies from month to month.

We also sublease an apartment on a month-to-month basis that is used by our employees, located at 240 East 47th Street, Apt.10E, New York, NY 10017. This property is leased pursuant to a verbal agreement from Tory Pines Resort Inc. (“Tory Pines”), an affiliated entity, at a monthly rent of $2,925. Tory Pines is owned by Mr. Saito, our CEO and President.

In December 2006, we formed Odin Petroleum Corp., a New York corporation, which will engage in the oil brokering business by purchasing and selling oil on the open market, which will be shipped by ships provided by Great Voyages Co., Ltd., a New York corporation. We own a 95% interest in this company. The remaining 5% interest in Odin Petroleum is owned by Mr. Saito, our CEO and President, as well as Mr. Sakagami and Ms. Veitia, each of whom are members of our management.. This was done in order to comply with certain Colombian regulations requiring a minimum number of shareholders and it is anticipated that these interests will be conveyed back to us in the future.

In April 2007, we acquired a 45% interest in Great Voyages Co., Ltd., a New York corporation owned by JASB of New York Corp.(“JASB”), a corporation owned by Mr. Saito, our CEO and President, for the purpose of acquiring ships to transport goods, which in the beginning will be limited to oil shipments. We issued an aggregate of 45,000 shares of our Common Stock for this 45% interest.

JASB, one of our principal shareholders and a company owned by Mr. Saito, our CEO and President, did construct a petroleum refinery adjacent to the biodiesel plant recently constructed by us. From April 2007 through December 10, 2007, we leased this property to JASB at a rate of approximately $4,550 per month (10,000,000 pesos), which is consistent with applicable lease rates in Santa Marta, Colombia. On December 10, 2007, we acquired JASB’s entire ownership interest of 94.5% of stock in exchange for 7,814,772 shares of our “restricted” Common Stock, wherein we acquired all of JASB’s interest in Odin Petroil, S.A., a Colombian corporation (“Odin”). The consideration for the acquisition of Odin was determined based upon an independent valuation of Odin. We valued the shares of our Common Stock issued in this transaction at $1.50 per share.

From time to time both we and our predecessor company, Amiworld, Inc., a New York corporation, have borrowed funds from affiliated entities. In October 2007, all of the principal balances owed, totaling $3,156,428, were converted into shares of our Common Stock at a conversion price of $1.00 per share, the then most recent price that we had sold our Common Stock. All of the parties that loaned us funds are related to us through common directors, shareholders or common control. These advances were not represented in any written agreement, were unsecured, due upon demand and did not accrue any interest.

Effective December 10, 2007, we issued 500,000 shares of our Common Stock upon conversion of a previously issued convertible note in the amount of $500,000 ($1.00 per share). These shares were issued in favor of JASB. Mamoru Saito, our Chief Executive Officer and a director of our Company, owns 100% of JASB. We relied upon the exemption from registration afforded by Section 4/2 under the Securities Act of 1933, as amended, to issue these shares.

Messrs. Saito and Sakagami are deemed “promoters” of our Company, as that term is defined under Rule 405 of Regulation C promulgated under the Securities Act of 1933, as amended. Neither Messrs. Saito nor Sakagami received any compensation from us as a result of their activities relating to our Company, either directly or indirectly.

There are no other related party transactions that are required to be disclosed pursuant to Regulation S-K promulgated under the Securities Act of 1933, as amended.

SECTION 16(A) BENEFICIAL OWNERSHIP

REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors and persons who own more than 10% of the Company’s shares of Common Stock to file reports of ownership and changes in ownership of our shares of Common Stock and any other equity securities with the Securities and Exchange Commission (“SEC”). Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To our knowledge, based solely upon a review of Section 16(a) reports furnished to us for fiscal year 2007 or written representations that no other reports were required, we believe that all filing requirements under Section 16(a) for fiscal year 2007 were complied with, except that all such reports were filed late.

2007 ANNUAL REPORT TO STOCKHOLDERS

We have enclosed along with this Proxy Statement a copy of the Company’s 2007 Annual Report to Stockholders that includes all financial statements and schedules. We will provide without charge additional copies of the 2007 Annual Report to each person solicited by this Proxy Statement upon request in writing to Mr. Mamoru Saito, CEO, Amiworld, Inc., 60 E. 42nd Street, Suite 1225, New York, NY 10165.

OTHER MATTERS

As of the date of this Proxy Statement, the Board does not intend to present any matter for action at the 2008 Annual Meeting of Stockholders other than as set forth in the Notice of Annual Meeting. If any other matters properly come before the Meeting, or any adjournment or postponement thereof, it is intended that the holders of the proxies will act in accordance with their best judgment.

STOCKHOLDER PROPOSALS FOR

2009 ANNUAL MEETING OF STOCKHOLDERS

To be eligible for inclusion in the proxy materials for the Company’s 2009 Annual Meeting of Stockholders, stockholder proposals must be received at the Company’s principal executive offices, Attention: Corporate Secretary, by December 29, 2008. We will consider written proposals received by that date for inclusion in our proxy statement in accordance with regulations governing the solicitation of proxies. A stockholder who wishes to present a proposal at the Company’s 2009 Annual Meeting of Stockholders, but who does not request that the Company solicit proxies for the proposal, must submit the proposal to the Company’s principal executive offices, Attention: Corporate Secretary, no earlier than December 29, 2008, and no later than January 28, 2009.

Because this Proxy Statement was first mailed to our stockholders on May __, 2008, our Corporate Secretary must receive written notice of a stockholder’s intent to make such nomination or nominations at the 2009 Annual Meeting of Stockholders not later than the close of business on January 28, 2009, and not earlier than the close of business on December 29, 2008.

Each notice of a stockholder proposal must set forth:

•

as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and

•

as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and of the beneficial owner, if any, on whose behalf the proposal is made.

The stockholder giving the notice, and the beneficial owner, if any, on whose behalf the nomination or proposal is made, must set forth:

•	the name and address of such stockholder, as they appear on our books, and of such beneficial owner; and

•	the number of shares of each class of our stock which are owned beneficially and of record by such stockholder and such beneficial owner.

If the Board has determined that directors will be elected at a special meeting of stockholders, any stockholder of the Company who is a stockholder of record both at the time of giving of notice of such meeting and at the time of the special meeting, and who is entitled to vote at the meeting and who complies with the notice procedures in the next sentence may nominate a person for election to the Company’s Board. Such stockholder must deliver a notice containing the information described above to the Corporate Secretary not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.

These requirements are separate from the requirements of the SEC that a stockholder must meet to have a proposal included in our proxy statement.

We will also furnish any stockholder a copy of our bylaws without charge upon written request to the Corporate Secretary.

By Order of the Board,

Mamoru Saito
Corporate Secretary

May __, 2008

PROXY	Amiworld, Inc.	PROXY

The undersigned hereby appoints Mamoru Saito, with power of substitution, as proxy to vote the shares of Common Stock of the undersigned in Amiworld, Inc. at the Annual Meeting of Shareholders to be held Friday, June 20, 2008 at Grand Hyatt New York, 109 East 42nd Street, New York, NY 10017, and at any adjournment thereof, upon all business that may properly come before the meeting, including the business identified (and in the manner indicated) on this proxy and described in the proxy statement furnished herewith. Indicate your vote by an (. It is recommended that you vote FOR all items.

Proposal

1.	To elect the following persons as directors of the Company

Mamoru Saito	☐	FOR	☐	AGAINST	☐	ABSTAIN
Takahito Sakagami	☐	FOR	☐	AGAINST	☐	ABSTAIN
Ingrely Veitia	☐	FOR	☐	AGAINST	☐	ABSTAIN
Yuji Adachi	☐	FOR	☐	AGAINST	☐	ABSTAIN
Felipe Venicio Rodriguez Wittgreen	☐	FOR	☐	AGAINST	☐	ABSTAIN
Orlando Jose Sosa Padron	☐	FOR	☐	AGAINST	☐	ABSTAIN

2.

To ratify the appointment of Ronald R. Chadwick, P.C. as the Company’s independent registered public accountant, to audit the Company’s financial books and records for its fiscal year ending December 31, 2008.

☐	FOR	☐	AGAINST	☐	ABSTAIN

(PLEASE RETURN PROMPTLY IN THE STAMPED, ENCLOSED ENVELOPE.)

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORSWHO RECOMMEND VOTING FOR ALL ITEMS. IT WILL BE VOTED AS SPECIFIED. IF NOT SPECIFIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL ITEMS.

___________________, 2008	________________________________________
Date	Signature

_________________________	__________________________________________
No. of Shares	Printed Name

Please sign exactly as name(s) appear on this proxy. If joint account, each joint owner should sign. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing.

ADDITIONAL SIGNATURES:	___________________________________________
(if necessary)	Signature

___________________________________________

Printed Name

EXHIBIT “A”

Amiworld, Inc. Stock Option Grants

Name	Affiliation	Date of Grant	No. of Options	% of FMV	Price @ (FMV)	Exercise Period	Vesting Period

EMPLOYEES:

Non-Qualified Stock Options:
Mamoru Saito	CEO/Director	01/04/2008	200,000	110%	$1.10	5 Years	1 Year
Takahito Sakagami	President/Director	01/04/2008	195,000	110%	$1.10	5 Years	1 Year
Ingrely Veitia	Treasurer/Director	01/04/2008	125,000	110%	$1.10	5 Years	1 Year
Yuji Adachi	Director	01/04/2008	30,000	110%	$1.10	5 Years	1 Year
David Garin	CPA (Employee)	01/04/2008	125,000	100%	$1.00	5 Years	1 Year
Fermin Veitia	Employee (Odin)	01/04/2008	80,000	100%	$1.00	5 Years	1 Year
Indira Maria Veitia Machado	Employee	01/04/2008	18,000	100%	$1.00	5 Years	1 Year
Jhon Wililam Perez Granados	Employee	01/04/2008	16,000	100%	$1.00	5 Years	1 Year
Shan Zhao	Employee	01/04/2008	10,000	100%	$1.00	5 Years	1 Year
Vivian Tian	Employee	01/04/2008	13,000	100%	$1.00	5 Years	1 Year
Mari Kamigaito	Employee	01/04/2008	13,000	100%	$1.00	5 Years	1 Year
Aya Yamada	Employee	01/04/2008	13,000	100%	$1.00	5 Years	1 Year
Peng Guo	Employee	01/04/2008	8,000	100%	$1.00	5 Years	1 Year
Angela Ramirez	Employee	01/04/2008	7,000	100%	$1.00	5 Years	1 Year
Marlene Zamora	Employee	01/04/2008	3,000	100%	$1.00	5 Years	1 Year
Samantha Hernández	Employee	01/04/2008	3,000	100%	$1.00	5 Years	1 Year
Rie Itabashi	Employee	01/04/2008	3,000	100%	$1.00	5 Years	1 Year
Junko Kobayashi	Employee	01/04/2008	5,000	100%	$1.00	5 Years	1 Year
Yasuhiro Ogawa	Employee	01/04/2008	4,000	100%	$1.00	5 Years	1 Year
Tetsuya Yoshida	Employee	01/04/2008	4,000	100%	$1.00	5 Years	1 Year
Hiroya Sakagami	Employee	01/04/2008	4,000	100%	$1.00	5 Years	1 Year
Takahiro Kaida	Employee	01/04/2008	4,000	100%	$1.00	5 Years	1 Year
Kimie Nishikawa	Employee	01/04/2008	3,500	100%	$1.00	5 Years	1 Year
Miki Mullins	Employee	01/04/2008	3,000	100%	$1.00	5 Years	1 Year
Annie Rui Zheng	Employee	01/04/2008	3,000	100%	$1.00	5 Years	1 Year
Hermes Rodriguez Cuan	Employee	01/04/2008	3,000	100%	$1.00	5 Years	1 Year
Maria Cristina Alvarez Romero	Employee	01/04/2008	3,000	100%	$1.00	5 Years	1 Year
Irvin Edgardo Becerra	Employee	01/04/2008	3,000	100%	$1.00	5 Years	1 Year
Gabriela Rios Caballer	Employee	01/04/2008	3,000	100%	$1.00	5 Years	1 Year
Dolly Solórzano	Employee	01/04/2008	3,000	100%	$1.00	5 Years	1 Year
Juan Carlos Godoy	Employee	01/04/2008	3,000	100%	$1.00	5 Years	1 Year
Karem Almanza	Employee	01/04/2008	2,000	100%	$1.00	5 Years	1 Year
Yasuhiro Kanehira	Employee	01/04/2008	5,000	100%	$1.00	5 Years	1 Year
SUB-TOTAL			917,500

CONSULTANTS/ADVISERS

Andrew I. Telsey	Consultant	01/04/2008	35,000	100%	$1.00	5 Years	1 Year
Shigetaka Ogihara	Consultant	01/04/2008	20,000	100%	$1.00	5 Years	1 Year
Licda Marianela Martinez Hidrogo	Consultant	01/04/2008	10,000	100%	$1.00	5 Years	1 Year
Masaya Ishida	Consultant	01/04/2008	4,000	100%	$1.00	5 Years	1 Year
Yoshihisa Yada	Consultant	01/04/2008	4,000	100%	$1.00	5 Years	1 Year
Teruo Sawabe	Consultant	01/04/2008	4,000	100%	$1.00	5 Years	1 Year
Mario Fonseca Lopez	Consultant	01/04/2008	2,500	100%	$1.00	5 Years	1 Year
ECO Green Corp	Consultant	01/04/2008	120,000	100%	$1.00	5 Years	1 Year
Kinko Corp.	Consultant	01/04/2008	22,000	100%	$1.00	5 Years	1 Year
Bay Corp.	Consultant	01/04/2008	22,000	100%	$1.00	5 Years	1 Year
Corporacion La Ponto CA	Consultant	01/04/2008	20,000	100%	$1.00	5 Years	1 Year
Musso’s Captain’s Table Inc.	Consultant	01/04/2008	7,000	100%	$1.00	5 Years	1 Year
Alberto Ovalle	Consultant	01/04/2008	10,000	100%	$1.00	5 Years	1 Year
The 72 Partners, LLC	Consultant	01/04/2008	10,000	100%	$1.00	5 Years	1 Year
Jose Francisco Zuñiga Riascos	Consultant	01/04/2008	5,000	100%	$1.00	5 Years	1 Year
Ambrosio Plata	Consultant	01/04/2008	5,000	100%	$1.00	5 Years	1 Year
Antonio Solano	Consultant	01/04/2008	3,000	100%	$1.00	5 Years	1 Year
Argemior Arruba	Consultant	01/04/2008	5,000	100%	$1.00	5 Years	1 Year
Ciro Haad	Consultant	01/04/2008	3,000	100%	$1.00	5 Years	1 Year
Jader Camacho	Consultant	01/04/2008	3,000	100%	$1.00	5 Years	1 Year
Julio Padilla	Consultant	01/04/2008	3,000	100%	$1.00	5 Years	1 Year
Jorge Sierra	Consultant	01/04/2008	3,000	100%	$1.00	5 Years	1 Year
Jaime Solano	Consultant	01/04/2008	3,000	100%	$1.00	5 Years	1 Year
Alcides Arias	Consultant	01/04/2008	3,000	100%	$1.00	5 Years	1 Year
Raul Mestre	Consultant	01/04/2008	3,000	100%	$1.00	5 Years	1 Year
Jannefer Graterol	Consultant	01/04/2008	3,000	100%	$1.00	5 Years	1 Year
Yngrid Veitia	Consultant	01/04/2008	3,000	100%	$1.00	5 Years	1 Year
Mauricio Suarez	Consultant	01/04/2008	3,000	100%	$1.00	5 Years	1 Year
SUB-TOTAL			338,500

SUBSIDIARIES:

Odin Energy :
Nercy Deyanira Gonzalez	Employee	01/04/2008	10,000	100%	$1.00	5 Years	1 Year
Hugo Florez	Employee	01/04/2008	10,000	100%	$1.00	5 Years	1 Year
Jorge Luis Paternina Escalante	Employee	01/04/2008	6,000	100%	$1.00	5 Years	1 Year
Omar Jose Melendez Suarez	Employee	01/04/2008	6,000	100%	$1.00	5 Years	1 Year
Rafael Guzman Berdugo	Employee	01/04/2008	6,000	100%	$1.00	5 Years	1 Year
Luis Martinez Florez	Employee	01/04/2008	8,000	100%	$1.00	5 Years	1 Year

Jose Armando Daza Orozco	Employee	01/04/2008	5,000	100%	$1.00	5 Years	1 Year
Maria del Carmen Bolaño	Employee	01/04/2008	3,000	100%	$1.00	5 Years	1 Year
Sugey Meza	Employee	01/04/2008	2,500	100%	$1.00	5 Years	1 Year
Tamanae Vargas SAlazar	Employee	01/04/2008	3,000	100%	$1.00	5 Years	1 Year
Elizabeth Rodelo	Employee	01/04/2008	3,000	100%	$1.00	5 Years	1 Year
Yuleidis Nair Urrego Gomez	Employee	01/04/2008	3,000	100%	$1.00	5 Years	1 Year
Miguel Antonio Gutierrez Miranda	Employee	01/04/2008	2,500	100%	$1.00	5 Years	1 Year
Ivan Alfonso Mercado Dias	Employee	01/04/2008	5,000	100%	$1.00	5 Years	1 Year
Juan Carlos Serrano	Employee	01/04/2008	5,000	100%	$1.00	5 Years	1 Year
Adauris Nieves	Employee	01/04/2008	5,000	100%	$1.00	5 Years	1 Year
Emil Jimenez	Employee	01/04/2008	5,000	100%	$1.00	5 Years	1 Year
Luis Fernando Castro	Employee	01/04/2008	5,000	100%	$1.00	5 Years	1 Year
Carlos Grateron	Employee	01/04/2008	5,000	100%	$1.00	5 Years	1 Year
Walter Jose Torres Gamez	Employee	01/04/2008	3,000	100%	$1.00	5 Years	1 Year
Edinson Jose de las Salas Montano	Employee	01/04/2008	3,000	100%	$1.00	5 Years	1 Year
Jaison Davila	Employee	01/04/2008	3,000	100%	$1.00	5 Years	1 Year
Jorge Barrios	Employee	01/04/2008	2,500	100%	$1.00	5 Years	1 Year
Jhon Jairo Robayo Narvaez	Employee	01/04/2008	2,500	100%	$1.00	5 Years	1 Year
Juan Carlos Aguilar	Employee	01/04/2008	3,000	100%	$1.00	5 Years	1 Year
Oscar Sanchez	Employee	01/04/2008	3,000	100%	$1.00	5 Years	1 Year
Jaider Collante	Employee	01/04/2008	2,500	100%	$1.00	5 Years	1 Year
Maria Alejandra Diaz	Employee	01/04/2008	2,500	100%	$1.00	5 Years	1 Year
Javier Mendoza	Employee	01/04/2008	2,500	100%	$1.00	5 Years	1 Year
Juan Herrera	Employee	01/04/2008	5,000	100%	$1.00	5 Years	1 Year
Wilman Alfonso Lopez	Employee	01/04/2008	2,500	100%	$1.00	5 Years	1 Year
Daniel Ortiz	Employee	01/04/2008	2,000	100%	$1.00	5 Years	1 Year
Dan Barrios	Employee	01/04/2008	2,000	100%	$1.00	5 Years	1 Year
Alfredo Rumbo	Employee	01/04/2008	2,000	100%	$1.00	5 Years	1 Year
Jose Toncel	Employee	01/04/2008	2,000	100%	$1.00	5 Years	1 Year
Felix Perea	Employee	01/04/2008	2,000	100%	$1.00	5 Years	1 Year
Adalberto Oliveros	Employee	01/04708	2,000	100%	$1.00	5 Years	1 Year
Flaidis Martinez	Employee	01/04/2008	2,000	100%	$1.00	5 Years	1 Year
Sergio Palacios	Employee	01/04/2008	2,000	100%	$1.00	5 Years	1 Year
Marlys Mendivil	Employee	01/04/2008	2,000	100%	$1.00	5 Years	1 Year
Pablo Alberto Sarmiento Cabarique	Employee	01/04/2008	2,000	100%	$1.00	5 Years	1 Year
Geydis Ceron	Employee	01/04/2008	2,000	100%	$1.00	5 Years	1 Year
Ana Castro	Employee	01/04/2008	2,000	100%	$1.00	5 Years	1 Year
Silvia Ana Baloco Diazgranados	Employee	01/04/2008	2,000	100%	$1.00	5 Years	1 Year
SUB-TOTAL			159,000

Odin Petroleum:
Juan Carlos Castro	Employee	01/04/2008	5,000	100%	$1.00	5 Years	1 Year
Maria Jose Orozco	Employee	01/04/2008	2,500	100%	$1.00	5 Years	1 Year
SUB-TOTAL			7,500

Odin Petroil:
Carlos Gustavo Lasso	Employee	01/04/2008	10,000	100%	$1.00	5 Years	1 Year
Ricardo Congo	Employee	01/04/2008	5,000	100%	$1.00	5 Years	1 Year
Jose Luis Gamez Pereira	Employee	01/04/2008	5,000	100%	$1.00	5 Years	1 Year
Rafael Alberto Alzamora Gomez	Employee	01/04/2008	3,000	100%	$1.00	5 Years	1 Year
Ricardo Jair Chavez	Employee	01/04/2008	3,000	100%	$1.00	5 Years	1 Year
Fernando Diaz Londono	Employee	01/04/2008	3,000	100%	$1.00	5 Years	1 Year
Eduardo German Rozo Ovalle	Employee	01/04/2008	3,000	100%	$1.00	5 Years	1 Year
Efren Martinez	Employee	01/04/2008	3,000	100%	$1.00	5 Years	1 Year
Arley Velilla	Employee	01/04/2008	2,000	100%	$1.00	5 Years	1 Year
Juan Carlos Mantilla Chinchilla	Employee	01/04/2008	3,000	100%	$1.00	5 Years	1 Year
Antonio Luis Fernandez Monsalvo	Employee	01/04/2008	3,000	100%	$1.00	5 Years	1 Year
Jaime Eliecer Rodriguez Royero	Employee	01/04/2008	2,500	100%	$1.00	5 Years	1 Year
Jose Eligio Castro Berrio	Employee	01/04/2008	2,500	100%	$1.00	5 Years	1 Year
Edwin Cervantes	Employee	01/04/2008	2,500	100%	$1.00	5 Years	1 Year
John Jairo Conrado Cantillo	Employee	01/04/2008	2,500	100%	$1.00	5 Years	1 Year
Caty Milena del Castillo	Employee	01/04/2008	2,500	100%	$1.00	5 Years	1 Year
Juan Carlos Mendoza	Employee	01/04/2008	2,000	100%	$1.00	5 Years	1 Year
Alfredo Vanegas	Employee	01/04/2008	2,000	100%	$1.00	5 Years	1 Year
Armando Iguaran	Employee	01/04/2008	2,000	100%	$1.00	5 Years	1 Year
Jose Enrique Celedon	Employee	01/04/2008	2,000	100%	$1.00	5 Years	1 Year
Emelides Castillo	Employee	01/04/2008	2,000	100%	$1.00	5 Years	1 Year
Doris Celis Bello	Employee	01/04/2008	2,000	100%	$1.00	5 Years	1 Year
SUB-TOTAL			67,500

TOTAL			1,490,000